SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 28, 2001


                            THE TESSERACT GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                 1-11111                       41-1581297
(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)


           4111 East Ray Road
            Phoenix, Arizona                                         85048
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code (480) 940-6300


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

     As previously disclosed, The TesseracT Group, Inc. and its wholly owned subsidiary, Sunrise Educational Services, Inc. ("Sunrise") filed for reorganization under Chapter 11 of the United States Bankruptcy Code on October 6, 2000. Monthly Operating Reports for August, September and October 2001 as filed with the United States Bankruptcy Court for the District of Arizona for The TesseracT Group, Inc. and Sunrise are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6.

ITEM 7. FINANCIAL STATEMENTS; EXHIBITS.

     Exhibit No.
     -----------

        99.1 Monthly Operating Report of The TesseracT Group, Inc. for August 2001.

        99.2        Monthly Operating Report of Sunrise for August 2001.

        99.3 Monthly Operating Report of The TesseracT Group, Inc. for September 2001.

        99.4        Monthly Operating Report of Sunrise for September 2001.

        99.5 Monthly Operating Report of The TesseracT Group, Inc. for October 2001.

        99.6        Monthly Operating Report of Sunrise for October 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE TESSERACT GROUP, INC.



Dated:  November 30, 2001              By: /s/ Douglass E. Snell
                                           -------------------------------------
                                           Douglass E. Snell
                                           Controller

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